SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 19, 2002
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                        THE DOE RUN RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)


          New York                  333-52285                  13-1255630
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)          Identification Number)


1801 Park 270 Drive, St. Louis,  Missouri                         63146
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 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (314) 453-7100
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          (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS.

            On June 6, 2002, The Doe Run Resources Corporation ("Doe Run") simultaneously commenced (a) a consensual cash tender offer pursuant to which it will spend up to $44,000,000 to purchase its outstanding 11.25% Senior Secured Notes due 2005, Series B; 11.25% Senior Notes due 2005, Series B; and Floating Interest Rate Senior Notes due 2003, Series B (collectively, the "Old Notes") and (b) an exchange offer for the balance of the Old Notes (the "Offers") by distributing that certain Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002 (the "Offering Memorandum").

            On July 9, 2002, Doe Run distributed that certain Supplemental Disclosure to the Offering Memorandum and extended the expiration time of the Offers until 5:00 PM, New York City Time, on July 19, 2002.

            On July 19, 2002, Doe Run (i) announced that it was extending the expiration time of the Offers until 5:00 PM, New York City time, on August 2, 2002; (ii) distributed that certain Amendment to Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002 (as supplemented on July 9, 2002) attached as Exhibit 99.1 hereto; and (iii) issued the press release attached as Exhibit 99.2 hereto.

            There can be no assurance that Doe Run will be able to consummate the Offers or any of the transactions described in the Amendment or the Offering Memorandum, as amended and supplemented to date.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

            99.1 Amendment, dated July 19, 2002, to Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002 (as supplemented on July 9, 2002).

            99.2 Press Release dated July 19, 2002.
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      Forward-looking statements in this Form 8-K (and the exhibits attached hereto) are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expect," "anticipate," "intend," "believe," "foresee" and similar expressions are intended to identify such forward-looking statements; however, this Form 8-K (and the exhibits attached hereto) also contains other forward-looking statements. Doe Run cautions that there are various important factors that could cause actual events to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated events will occur. Among such factors are: the involvement of Doe Run's secured and unsecured creditors in any restructuring negotiations; competitive pressure in Doe Run's market; business conditions in the mining and lead industry generally; general economic conditions and the risk factors detailed in the Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002 and otherwise from time to time in Doe Run's periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, Doe Run does not undertake to update them in any manner except as may be required by the Securities and Exchange Commission under federal laws.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        THE DOE RUN RESOURCES CORPORATION


                                  By:    /s/ Marvin Kaiser
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                                  Name:  Marvin Kaiser
                                  Title: Executive Vice President and Chief
                                         Financial and Administrative Officer

Date:  July 19, 2002


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                                INDEX TO EXHIBITS
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Item 601(a) of
Regulation  S-K                                                   Paper (P) or
Exhibit No.         Description                                   Electronic (E)
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   99.1             Amendment, dated July 19, 2002, to Exchange      (E)
                    Offer, Cash Offer, Consent Solicitation and
                    Senior Loan Participation dated June 6, 2002
                    (as supplemented on July 9, 2002).

   99.2             Press Release dated July 19, 2002.               (E)